UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 8, 2007
Date of Report (Date of earliest event reported)

CELSIUS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-129847	20-2745790
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

140 NE 4th Avenue, Suite C, Delray Beach, FL	33483
(Zip Code)

(561) 276-2239
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The Company is filing its audited financial statements for the year ended December 31, 2007. No regulations require such filing, however, in the interest of full disclosure the Company has decided to furnish this information.

Item 9.01	Exhibits

99.1	Audited financial statements for the year ended December 31, 2006

Exhibit
Number  Description
 99.1  Audited financial statement for the year ended December 31, 2006

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

DATE: May 15, 2007	By: s/Jan Norelid
Jan Norelid
Chief Financial Officer

CELSIUS HOLDINGS, INC.

Financial Statements

December 31, 2006

Celsius Holdings, Inc.

Contents	Page

Report of Independent Registered
Public Accounting Firm	3

Balance Sheet as of December 31, 2006	4

Statements of Operations for the years ended
December 31, 2006 and 2005	5

Statements of Changes in Stockholders' Deficit
for the years ended December 31, 2006 and 2005	6

Statements of Cash Flows for the years ended
December 31, 2006 and 2005	7

Notes to Financial Statements	8 - 16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Celsius Holdings, Inc.

We have audited the accompanying  balance sheet of Celsius Holdings, Inc. as of December 31, 2006 and the related statements of operations, changes in stockholders' deficit and cash flows for the year ended December 31, 2006 and 2005, respectively. These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company and subsidiaries as of December 31, 2006 and the results of their operations and cash flows for the years ended December 31, 2006 and 2005, respectively, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered losses from operations, has a stockholders' deficit, and has a negative working capital that raise substantial doubt about its ability to continue as a going concern.  Management's plans in regard to these matters are described in Note 1 to the financial statements.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

      /s/ Sherb & Co., LLP
       Certified Public Accountants

Boca Raton, Florida
April 27, 2007

CELSIUS HOLDINGS, INC.
BALANCE SHEET
December 31,
2006
ASSETS
Current Assets:
Cash	$28,579
Accounts receivable	128,319
Inventories	565,099
Prepaid expenses and other current assets	48,634

Total current assets	770,631

Property, fixtures and equipment, net	30,191
Other assets	32,260

Total assets	$833,082

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities:
Accounts payable	$547,697
Accrued expenses	133,481
Loan payable	83,908
Bridge loan	253,611
Note to stockholders	621,715
Short term portion of long term liabilities	6,736
Due to related parties	784,345

Total current liabilities	2,431,493

Long term liabilities	21,516

Total liabilities	2,453,009

Stockholders' Deficit:
Preferred stock; $.001 par value, 50,000,000 shares authorized
Common stock; $.001 par value, 350,000,000 shares authorized,
69,575,000 issued and outstanding	69,575
Additional paid in capital	705,425
Accumulated deficit	(2,394,927)

Total stockholders’ deficit	(1,619,927)

Total liabilities and stockholders’ deficit	$833,082

See Notes to Financial Statements

CELSIUS HOLDINGS, INC.
STATEMENTS OF OPERATIONS

	For the years ended December 31,
	2006	2005
Revenue	$1,296,958	$129,192
Revenue, related party	128	296,640
Total Revenue	1,297,086	425,832

Cost of revenue	815,154	135,380
Cost of revenue, related party	34,916	164,948
Total cost of revenue	850,070	300,328

Gross profit	447,016	125,504

Operating expenses:
Selling and marketing expense	998,510	330,784
General and administrative expense	791,290	556,496
Bad debt expense, related party	-	60,640

Total operating expenses	1,789,800	947,920

Operating loss	(1,342,784)	(822,416)

Other expenses:
Interest expense, related party	72,468	30,212
Interest expense, other	39,101	-

Total other expenses	111,569	30,212

Net loss	$(1,454,353)	$(852,628)

Loss per share, basic and diluted	$(0.02)	$(0.01)

Weighted average shares outstanding -
basic and diluted	69,575,000	69,575,000

CELSIUS HOLDINGS, INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

			Additional
	Common Stock		Paid-In	Accumulated
	Shares	Amount	Capital	Deficit	Total

Balance at January 1, 2005	69,575,000	$69,575	$705,425	$(87,946)	$687,054

Net loss	-	-	-	(852,628)	(852,628)
Balance at December 31, 2005	69,575,000	69,575	705,425	(940,574)	(165,574)

Net loss	-	-	-	(1,454,353)	(1,454,353)
Balance at December 31, 2006	69,575,000	$69,575	$705,425	$(2,394,927)	$(1,619,927)

CELSIUS HOLDINGS, INC.
STATEMENTS OF CASH FLOWS
	For the Years Ended December 31,
	2006	2005
Cash flows from operating activities:
Net loss	$(1,454,353)	$(852,628)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation	1,665	405
Provision for doubtful accounts related party	-	60,640
Issuance of shares as compensation	-	15,000
Accrued interest, related parties and stockholders	209,086	-
Changes in operating assets and liabilities:
Accounts receivable, other	(94,980)	(33,339)
Accounts receivable, related party	-	(60,640)
Inventories	(298,686)	(266,413)
Prepaid expenses and other current assets	(38,635)	151,365
Other long-term assets	-	(6,260)
Accounts payable and accrued expenses	496,580	178,822
Net cash used in operating activities	(1,179,323)	(813,048)

Cash flows from investing activity:
Purchases of intangible assets	(26,000)	-
Purchases of property, fixtures and equipment	(27,646)	(4,615)
Net cash used in investing activities	(53,646)	(4,615)

Cash flows from financing activities:
Proceeds from sale of common stock	200,000	360,000
Proceeds from note to stockholders	600,000	-
Proceeds from bridge loan	250,000	-
Proceeds from loans payable	115,772	-
Proceeds from due to related parties	58,736	461,924
Net cash provided by financing activities	1,224,508	821,924

(Decrease) increase in cash	(8,461)	4,261

Cash, beginning of year	37,040	32,779
Cash, end of year	$28,579	$37,040

Supplemental disclosures of cash flow information:
Cash paid during the year for interest	$17,386	$-
Cash paid during the year for taxes	$-	$-

3

CELSIUS HOLDINGS, INC.
NOTES TO FINANCIAL STATEMENTS

1.   BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business— Celsius Holdings, Inc. (the “Company”) was incorporated under the laws of the State of Nevada on April 26, 2005. The Company was formed to engage in the acquisition, exploration and development of natural resource properties. On December 26, 2006 the Company amended its Articles of Incorporation to change its name from Vector Ventures Corp. as well as to increase the authorized shares to 350,000,000 $0.001 par value common shares and 50,000,000 $0.001 par value preferred shares.

Prior to January 26, 2007, the Company was in the exploration stage with its activities limited to capital formation, organization, development of its business plan and acquisition of mining claims. On January 24, 2007, Celsius Holdings, Inc. (the “Company”) entered into a merger agreement and plan of reorganization with Celsius, Inc., a Nevada corporation and wholly-owned subsidiary of the Company (“Sub”), Elite FX, Inc., a Florida corporation (the “Elite”), and Steve Haley, the “Indemnifying Officer” and “Securityholder Agent” of Elite, (the “Merger Agreement”). Under the terms of the Merger Agreement, Elite was merged into Sub and became a wholly-owned subsidiary of the Company on January 26, 2007 (the “Merger”). Elite FX, Inc. is focused on the development and marketing of healthy, performance-based beverages. Celsius® was Elite’s first commercially available product and is the world’s first calorie burning soft drink

A stockholders’ meeting was held on January 19, 2007. During this meeting the Company’s 2006 Incentive Stock Plan was approved for a total of approximately 16 million shares. Of this amount, the Board of Directors granted on January 20, 2007 options to purchase a total of 10.6 million shares to officers, directors, employees and consultants. The Board of Directors also awarded the Company’s CFO and director, approximately 1.3 million shares, subject to certain forfeiture clauses.

On January 24, 2007, the Company entered into a merger agreement and plan of reorganization with Celsius, Inc., a Nevada corporation and wholly-owned subsidiary of the Company (“Sub”), Elite FX, Inc., a Florida corporation (“Elite”), and Steve Haley, the “Indemnifying Officer” and “Securityholder Agent” of Elite, (the “Merger Agreement”). Under the terms of the Merger Agreement Elite was merged into Sub and became a wholly-owned subsidiary of the Company on January 26, 2007 (the “Merger”).
Under the terms of the Merger Agreement, the Company issued:

•	70,912,246 shares of its common stock to the stockholders of Elite as full consideration for the shares of Elite;

•	warrants to Investa Capital Partners Inc. representing 3,557,812 shares of common stock of the Company;

•	1,391,500 shares of its common stock and an interest-free note for $250,000 to purchase certain trademark rights to the name “Celsius” from a director of the Company;

•	options to purchase 10,647,025 shares of common stock of the Company in substitution for the options currently outstanding in Elite;

CELSIUS HOLDINGS, INC.
NOTES TO FINANCIAL STATEMENTS

•
1,300,000 shares of its common stock concurrent with the Merger in a private placement to non-US resident investors for aggregate consideration of US$650,000 which included the conversion of a $250,000 bridge loan to the Company;

•	16,000,000 shares of its common stock pursuant to warrant exercises by Company warrant holders, and

Celsius Holdings, Inc (f/k/a Vector Ventures Corp.) majority stockholder, Mr. Kristian Kostovski, cancelled 7,200,000 shares of common stock of the Company held by him shortly after the close of the Merger Agreement.

As a result of the Merger Agreement, Mr. Kostovski resigned as chief executive officer, chief financial officer, president, secretary, and treasurer of the Company and appointed Mr. Steve Haley as Chief Executive Officer and Chairman of the Board of Directors and Mr. Jan Norelid, Mr. Richard McGee and Ms. Janice Haley was appointed as Chief Financial Officer, Chief Operating Officer, and Vice President of Marketing of the Company, respectively. These positions were effective as of the closing of the Merger, January 26, 2007.

Mr. Kostovski also resigned as a director of the Company and appointed Messrs. Stephen Haley, Jan Norelid, James Cast, and Gregory Horn as the new directors of the Company.

On February 9, 2007 Investa Capital Partners exercised its warrants to purchase 3,557,812 shares of common stock for an aggregate consideration of $500,000 in cash.

Going Concern— The accompanying financial statements are presented on a going concern basis. The Company has suffered losses from operations, has a stockholders' deficit, and has a negative working capital that raise substantial doubt about its ability to continue as a going concern. Management is currently seeking new capital or debt financing to provide funds needed to increase liquidity, fund growth, and implement its business plan. However, no assurances can be given that the Company will be able to raise any additional funds. If not successful to raise financing, the Company will have to substantially diminish or cease its operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Significant Estimates— The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Concentrations of Risk— Substantially all of the Company’s revenue derives from the sale of the Celsius beverage.

The Company uses single supplier relationships for its raw materials purchases and bottling capacity, which potentially subjects the Company to a concentration of business risk. If these suppliers had operational problems or ceased making product available to the Company, operations could be adversely affected.

CELSIUS HOLDINGS, INC.
NOTES TO FINANCIAL STATEMENTS

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company places its cash and cash equivalents with high-quality financial institutions. At times, balances in the Company’s cash accounts may exceed the Federal Deposit Insurance Corporation limit.

Cash and Cash Equivalents— The Company considers all highly liquid instruments with maturities of three months or less when purchased to be cash equivalents. At December 31, 2006, the Company did not have any investments with maturities greater than three months.

Accounts Receivable— Accounts receivable are reported at net realizable value. The Company establishes an allowance for doubtful accounts based upon factors pertaining to the credit risk of specific customers, historical trends, and other information. Delinquent accounts are written-off when it is determined that the amounts are uncollectible. At December 31, 2006, there was no allowance for doubtful accounts.

Inventories— Inventories include only the purchase cost and are stated at the lower of cost or market. Cost is determined using the average method. Inventories consist of raw materials and finished products. The Company writes down inventory during the period in which such materials and products are no longer usable or marketable.

Property, Fixtures, and Equipment— Furniture, fixtures and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of furniture, fixtures, and equipment is calculated using the straight-line method over the estimated useful life of the asset generally ranging from three to seven years.

Impairment of Long-Lived Assets— Asset impairments are recorded when the carrying values of assets are not recoverable.

The Company reviews long-lived assets to be held and used for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable or at least annually. If the sum of the undiscounted expected future cash flows is less than the carrying amount of the asset, the Company recognizes an impairment loss. Impairment losses are measured as the amount by which the carrying amount of assets exceeds the fair value of the asset. When fair values are not available, the Company estimates fair value using the expected future cash flows discounted at a rate commensurate with the risks associated with the recovery of the asset.

Intangible Assets— Intangible assets consist of the web domain name Celsius.com and are subject to annual impairment tests. This analysis will be performed in accordance with Statement of Financial Standards (‘‘SFAS’’) No. 142, Goodwill and Other Intangible Assets. Based upon impairment analyses performed in accordance with SFAS No. 142 in fiscal years 2006, there was no impairment recorded.

Revenue Recognition— Revenue is recognized when the products are delivered, invoiced at a fixed price and the collectibility is reasonably assured. Any discounts, co-op advertising, sales incentives or similar arrangement with the customer is estimated at time of sale and deducted from revenue.

CELSIUS HOLDINGS, INC.
NOTES TO FINANCIAL STATEMENTS

Advertising Costs— Advertising costs are expensed as incurred. The Company uses mainly radio, local sampling events and printed advertising. The Company incurred expenses of $452,000 and $212,000, during the fiscal years 2006 and 2005, respectively.

Research and Development— Research and development costs are charged to operations as incurred and consists primarily of consulting fees, raw material usage and test productions of soda. The Company incurred expenses of $11,000 and $152,000, during the fiscal years 2006 and 2005, respectively.

Fair Value of Financial Instruments— The carrying value of cash and cash equivalents, accounts receivable, and accounts payable approximates fair value. The carrying value of debt approximates the estimated fair value due to floating interest rates on the debt.

Income Taxes— Income taxes are accounted for using an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. In estimating future tax consequences, the Company generally considers all expected future events other than changes in the tax law or rates. A valuation allowance is recorded when it is deemed more likely than not that a deferred tax asset will be not realized.

Earnings per Share — Basic earnings per share are calculated by dividing income available to stockholders by the weighted-average number of common shares outstanding during each period. Diluted earnings per share are computed using the weighted average number of common and dilutive common share equivalents outstanding during the period. Dilutive common share equivalents consist of shares issuable upon the exercise of stock options and warrants (calculated using the reverse treasury stock method). No common share equivalents were outstanding as of December 31, 2006.

Recent Accounting Pronouncements

In May 2005, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 154, “Accounting Changes and Error Corrections - A Replacement of APB No. 20 and FASB Statement No. 3” (“SFAS No. 154”). SFAS No. 154 requires retrospective application to prior periods’ financial statements for changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

In July 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (“FIN 48”). This Interpretation prescribes a consistent recognition threshold and measurement standard, as well as clear criteria for subsequently recognizing, derecognizing and measuring tax positions for financial statement purposes. The Interpretation also requires expanded disclosure with respect to uncertainties as they relate to income tax accounting. FIN 48 is effective for fiscal years beginning after December 15, 2006, and must therefore be adopted by the Company no later than its fiscal year ending June 30, 2008. Management is currently evaluating the impact of adopting FIN 48.

CELSIUS HOLDINGS, INC.
NOTES TO FINANCIAL STATEMENTS

The cumulative effect of the interpretation’s adoption will be an adjustment to beginning retained earnings in the year of adoption.

In September 2006, the FASB issued Statement of Financial Standards No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States, and expands disclosures about fair value measurements. This statement does not require any new fair value measurements; rather, it applies under other accounting pronouncements that require or permit fair value measurements. The provisions of SFAS 157 are effective for fiscal years beginning after November 15, 2007. The Company does not expect the adoption of SFAS 157 to have a material impact on the Company's financial position or results of operations.

In September 2006 the FASB issued SFAS 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans,” which amended several other FASB Statements. SFAS 158 requires recognition in the balance sheet of the funded status of defined benefit pension and other postretirement benefit plans, and the recognition in other comprehensive income of unrecognized gains or losses and prior service costs or credits arising during the period. Additionally, SFAS No. 158 requires the measurement date for plan assets and liabilities to coincide with the sponsor’s year-end. The Company has no defined benefit plans.

In September 2006, the Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin (“SAB”) 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements,” which eliminates the diversity in practice surrounding the quantification and evaluation of financial statement errors. The guidance outlined in SAB 108 is effective for the Company in 2008 and is consistent with our historical practices for assessing such matters when circumstances have required such an evaluation. Accordingly, the Company does not believe that adoption of SAB 108 will have any impact on the Company.

In February 2007, FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value and establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is assessing the impact the adoption of SFAS 159 will have on the Company’s financial position and results of operations for fiscal 2008.

2.   INVENTORIES

Inventories at December 31, 2006 consist of the following:

Finished goods	$480,983
Raw materials	84,116
Total	$565,099

CELSIUS HOLDINGS, INC.
NOTES TO FINANCIAL STATEMENTS

3.  PREPAID EXPENSES AND OTHER CURRENT ASSETS

Other current assets at December 31, 2006 consist of capitalized merger expenses, deposits on purchase orders for raw materials and prepaid insurances.

4.  PROPERTY, FIXTURES, AND EQUIPMENT

Property, fixtures and equipment at December 31, 2006 consist of the following:

Furniture, fixtures and equipment	$32,261
Less accumulated depreciation	(2,070)
Total	$30,191

Depreciation expense amounted to $1,665 and $405 during 2006 and 2005, respectively.

5.    OTHER LONG-TERM ASSETS

Other long-term assets at December 31, 2006 consist of intangible assets and deposit on office lease.

6.   LEASE COMMITMENTS

The Company leases its office under an operating lease, with term expiring in 2007. No other leases exist. The aggregate future minimum non-cancelable operating lease payments at December 31, 2006 were as follows:

Fiscal Year Ending:
2007	$43,452
Total minimum lease commitments	$43,452

7.  ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses at December 31, 2006 consist of the following:

Accounts payable	$547,697
Accrued expenses	133,481
Total	$681,178

8.   DUE TO RELATED PARTIES

Due to related parties consist of the following as of December 31, 2006:

The Company received advances from one of its stockholders at various instances during 2004 and 2005, $76,000 and $424,000, respectively. The loan, which is not documented and has no repayment date, accrues interest with a rate varying with the prime rate, the interest rate at December 31, 2006 was 11.8 percent. No interest has been paid to the stockholder.	$594,834

CELSIUS HOLDINGS, INC.
NOTES TO FINANCIAL STATEMENTS

The Company’s CEO incurred expenses on the Company’s behalf in 2006, for which he was not reimbursed immediately. The CEO also lent the Company $50,000 in February 2006. This loan is not documented, accrues 7 percent interest, and has no repayment date. The current liability to the CEO for these expenses at December 31, 2006 was $16,449, and for the loan $53,062. Moreover, the Company started accruing salary for the CEO in March of 2006 at a rate of $12,000 per month; at December 31, 2006 the total liability for accrued salary to the CEO was $120,000.	189,511
$784,345

9.  LOAN PAYABLE

The Company entered into a master purchase and sale agreement for the Company’s accounts receivable, a factoring agreement, on February 9, 2006. The maximum finance amount under the agreement was $500,000. Each purchase of receivable had a fixed fee of two percent of the invoice amount, a minimum fee per month and an interest charge of prime rate plus three percent on the outstanding balance under the credit agreement. The outstanding balance on the agreement as of December 31, 2006 was $83,908. The credit agreement was secured by all of the Company’s assets.

10.  BRIDGE LOAN

On September 9, 2006 the Company received a $250,000 bridge loan from an affiliate of Vector Venture Corp. In January 2007, the Company entered into a reverse merger agreement Vector Venture Corp. The loan incurred ten percent per annum, and the loan was repaid in its entirety on January 26, 2007. The outstanding balance on the loan as of December 31, 2006 was $253,611.

11.  NOTES TO STOCKHOLDERS

On April 10, 2006 the Company entered into a secured credit agreement with two stockholders for a total amount of $600,000. From April 10 through September 18, 2006, the Company received loans under the credit agreement totaling $600,000. The interest on the loan was seven percent per annum and the repayment of loan and interest was due on April 9, 2009. The loan was repaid in its entirety on January 26, 2007. The outstanding balance on the loan as of December 31, 2006 was $621,715. All the assets of the Company were pledged to the loan agreement.

12.  OTHER LIABILITIES

During 2006, the Company entered into two capital lease agreements for a copier and a delivery van. The outstanding balance on the leases as of December 31, 2006 was $28,252. The aggregate future minimum non-cancelable capital lease payments at December 31, 2006 were as follows:

CELSIUS HOLDINGS, INC.
NOTES TO FINANCIAL STATEMENTS

Fiscal Year Ending:
2007	$9,317
2008	9,317
2009	9,317
2010	3,809
2011	3,491
Less: amount representing interest	(6,999)
Total	$28,252

13.  STOCKHOLDERS’ DEFICIT

In August 2006, the Company issued 10,697,970 shares of common stock to investors at approximately $0.02 per share. The Company received proceeds of $200,000 from the transaction net of offering costs.

During 2005, the Company issued 8,787,607 shares to investors at approximately $0.01 per share. The Company received proceeds of $85,000 from the transactions, net of offering costs. During 2005, the Company also received $275,000 in capital contributions from previous stockholders.

In October 2005, the Company issued 802,348 shares of common stock to the COO as compensation in lieu of cash. The Company valued the shares at the fair value on the date of issuance, which was approximately $0.02 per share based on share transactions with third parties.

14.   INCOME TAXES

There was no tax provision, net, in 2006.

The difference between the effective income tax rate and the United States federal income tax rate is summarized as follows:

Statutory federal rate	34.0%
State income tax	3.6%
Change in valuation allowance	(37.6)%
0.0%

The deferred tax asset consisted of the temporary differences as of December 31, 2006 as follows:

Net operating losses	$817,063
Valuation allowance	$(817,063)
Total	$0

A valuation allowance is provided for deferred tax assets when it is more likely than not that some portion of the deferred tax asset will not be realized. The Company has recorded a valuation allowance at December 31, 2006 of $817,063.

CELSIUS HOLDINGS, INC.
NOTES TO FINANCIAL STATEMENTS

15.  RELATED PARTY TRANSACTIONS

During 2006, the Company delivered and invoiced Specialty Beverage Distributors, Inc (“SBD”) $69,832 for products, no revenue was recorded as the collectibility was not reasonably assured. SBD is owned by a stockholder and the CEO of the Company.

The Company received advances from a stockholder at various instances during 2004 and 2005, $76,000 and $424,000, respectively. The total amount outstanding, including accrued interest, as of December 31, 2006 was $594,834. The loan, which is not documented and has no repayment date, accrues interest with a rate varying with the prime rate. No interest has been paid to the stockholder.

The CEO, incurred expenses on the Company’s behalf in 2006, for which he was not reimbursed immediately. The current liability to the President for these expenses as of December 31, 2006 was $16,449.

The CEO also lent the Company $50,000 in February 2006. This loan is not documented, accrues 7 percent interest, has no repayment date and the outstanding amount as of December 31, 2006 was $53,062.

The CEO and a stockholder have guaranteed certain of the Company’s liabilities.